Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


                                                                  EXHIBIT 10.28

                                                AMENDMENT #3 TO MASTER AGREEMENT

                                    FOR VALUE ADDED SERVICES (BRAZIL) BY BETWEEN
     AOL BRASIL LTDA, AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL


         This Amendment (the "Amendment #3"), effective as of December 27, 2000 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2o. Andar, Santo Andre, 08090-500, Sao Paulo - SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, represented by its Director, Milton da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33.530,486/0001-29, represented by its Regional Sales Director, Sergio Guedelha Coutinho, and its Account Manager, Fernando Sergio da Silva, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.       DEPLOYMENT PLAN

         Exhibit C of the Agreement is hereby amended by ADDING the following provisions, which shall terminate three (3) years after the effective date of this Amendment:

          ---------- -------------------------------------- -----------------
                     AOL DESIGNATED CITIES                       MODEMS
          ---------- -------------------------------------- -----------------
             1.      BAURU - SP                                  [ ** ]
          ---------- -------------------------------------- -----------------
             2.      BELEM - SP                                  [ ** ]
          ---------- -------------------------------------- -----------------
             3.      BENTO GONCALVES - RS                        [ ** ]
          ---------- -------------------------------------- -----------------
             4.      CACERES - MT                                [ ** ]
          ---------- -------------------------------------- -----------------
             5.      ACHOEIRA DO ITAPEMERIM - ES                 [ ** ]
          ---------- -------------------------------------- -----------------
             6.      CAMPINA GRANDE - PS                         [ ** ]
          ---------- -------------------------------------- -----------------
             7.      CAMPOS DOS GOYTACAZES - RJ                  [ ** ]
          ---------- -------------------------------------- -----------------
             8.      CAXIAS DO SUL - RS                          [ ** ]
          ---------- -------------------------------------- -----------------
             9.      COLATINA - ES                               [ ** ]
          ---------- -------------------------------------- -----------------
             10.     CORUMBA - MS                                [ ** ]
          ---------- -------------------------------------- -----------------
             11.     DOURADQS - MS                               [ ** ]
          ---------- -------------------------------------- -----------------



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                               HIGHLY CONFIDENTIAL

          ---------- -------------------------------------- -----------------
             12.     FARROUPILHA - RS                            [ ** ]
          ---------- -------------------------------------- -----------------
             13.     FEIRA DE SANTANA - BA                       [ ** ]
          ---------- -------------------------------------- -----------------
             14.     FOZ DE IGUACU - PR                          [ ** ]
          ---------- -------------------------------------- -----------------
             15.     GOIANIA - GO                                [ ** ]
          ---------- -------------------------------------- -----------------
             16.     CURUPI - TO                                 [ ** ]
          ---------- -------------------------------------- -----------------
             17.     ILHEUS - BA                                 [ ** ]
          ---------- -------------------------------------- -----------------
             18.     IMPERATRIZ - MA                             [ ** ]
          ---------- -------------------------------------- -----------------
             19.     ITAJAI - SC                                 [ ** ]
          ---------- -------------------------------------- -----------------
             20.     JI-PARANA - RO                              [ ** ]
          ---------- -------------------------------------- -----------------
             21.     JOAO PESSORA - PB                           [ ** ]
          ---------- -------------------------------------- -----------------
             22.     JOINVILLE - SC                              [ ** ]
          ---------- -------------------------------------- -----------------
             23.     JUAZEIRO DO NORTE - CE                      [ ** ]
          ---------- -------------------------------------- -----------------
             24.     LAGES - SC                                  [ ** ]
          ---------- -------------------------------------- -----------------
             25.     LONDRINA - PR                               [ ** ]
          ---------- -------------------------------------- -----------------
             26.     MACEIO - AL                                 [ ** ]
          ---------- -------------------------------------- -----------------
             27.     MANAUS - AM                                 [ ** ]
          ---------- -------------------------------------- -----------------
             28.     MOSSORO - RN                                [ ** ]
          ---------- -------------------------------------- -----------------
             29.     NATAL - RN                                  [ ** ]
          ---------- -------------------------------------- -----------------
             30.     PASSO FUNDO - RS                            [ ** ]
          ---------- -------------------------------------- -----------------
             31.     PELOTAS - RS                                [ ** ]
          ---------- -------------------------------------- -----------------
             32.     PETROLINA - PE                              [ ** ]
          ---------- -------------------------------------- -----------------
             33.     RECIFE - PE                                 [ ** ]
          ---------- -------------------------------------- -----------------
             34.     RIO DE JANEIRO - RJ                         [ ** ]
          ---------- -------------------------------------- -----------------
             35.     RIO GRANDE - RS                             [ ** ]
          ---------- -------------------------------------- -----------------
             36.     RIO VERDE - GO                              [ ** ]
          ---------- -------------------------------------- -----------------
             37.     RONDONOPOLIS - MT                           [ ** ]
          ---------- -------------------------------------- -----------------
             38.     SANTA CRUZ DO SUL - RS                      [ ** ]
          ---------- -------------------------------------- -----------------
             39.     SANTAREM - PA                               [ ** ]
          ---------- -------------------------------------- -----------------
             40.     SANTO ANGELO - RS                           [ ** ]
          ---------- -------------------------------------- -----------------
             41.     SANTOS - SP                                 [ ** ]
          ---------- -------------------------------------- -----------------
             42.     SAO JOSE DO RIO PRETO - SP                  [ ** ]
          ---------- -------------------------------------- -----------------
             43.     SAO MATEUS - ES                             [ ** ]
          ---------- -------------------------------------- -----------------
             44.     SINOP - MT                                  [ ** ]
          ---------- -------------------------------------- -----------------
             45.     SOBRAL - CE                                 [ ** ]
          ---------- -------------------------------------- -----------------
             46.     SOROCABA - SP                               [ ** ]
          ---------- -------------------------------------- -----------------
             47.     TERESINA - PI                               [ ** ]
          ---------- -------------------------------------- -----------------
             48.     UBERLANDIA - MG                             [ ** ]
          ---------- -------------------------------------- -----------------
             49.     URUGUAIANIA - RS                            [ ** ]
          ---------- -------------------------------------- -----------------
             50.     VARGINHA - MG                               [ ** ]
          ---------- -------------------------------------- -----------------
             51.     VITORIA DA CONQUISTA - BA                   [ ** ]
          ---------- -------------------------------------- -----------------
             52.     VOLTA REDONDA - RJ                          [ ** ]
          ---------- -------------------------------------- -----------------
                                                TOTAL            [ ** ]
          ---------- -------------------------------------- -----------------


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                               HIGHLY CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                          Sao Paulo, December 27, 2000

EMPRESA BRAS.                              AOL BRASIL LTDA.
TELECOMUNICACOES S/A/ -
EMBRATEL

By:                                       By:

/s/ SERGIO GUEDELHA COUTINHO              /s/ MILTON CAMARGO
-----------------------------------       ------------------------------------
Sergio Guedelha Coutinho                  Milton Camargo
SALES DIRECTOR                            DIRECTOR

By:

/s/ FERNANDO SERGIO DA SILVA
-----------------------------------
Fernando Sergio da Silva
ACCOUNT MANAGER

WITNESSES:

By:  /s/ Luiza Angelica C.S. Loureiro     By: /s/ illegible signature
     ---------------------------------      ----------------------------------
         Luiza Angelica C.S. Loureiro



                                       3
                               HIGHLY CONFIDENTIAL